                                    EXHIBIT
                                     10.79

                      AGREEMENT AND PLAN OF REORGANIZATION

                                     AMONG

                               ADAC LABORATORIES,

                            ADAC ACQUISITION, INC.,

                         J.D. TECHNICAL SERVICES, INC.

                                      AND

                              THE SHAREHOLDERS OF
                         J.D. TECHNICAL SERVICES, INC.

                                NOVEMBER 9, 1995

                      AGREEMENT AND PLAN OF REORGANIZATION

                               TABLE OF CONTENTS
                               -----------------
                          (NOT PART OF THE AGREEMENT)

                                                   PAGE
                                                   ----

AGREEMENT AND PLAN OF REORGANIZATION...............   1
------------------------------------

ARTICLE I..........................................   1

THE MERGER.........................................   1

  1.1  Surviving Corporation.......................   1
       ---------------------
  1.2  Articles of Incorporation and Bylaws........   1
       ------------------------------------
  1.3  Effective Time..............................   2
       --------------
  1.4  Effects of the Merger.......................   2
       ---------------------
  1.5  Conversion of J.D. Technical Shares.........   2
       -----------------------------------
  1.6  Reorganization..............................   3
       --------------
  1.7  Delivery of ADAC Common Stock...............   3
       -----------------------------
  1.8  Further Assurances..........................   3
       ------------------
  1.9  Consummation of Merger......................   4
       ----------------------
  1.10 Spin-off of Redi-Vu Product Line............   4
       --------------------------------

ARTICLE II.........................................   5

REPRESENTATIONS AND WARRANTIES OF
ADAC AND SUBSIDIARY................................   5

  2.1  Corporate Status............................   5
       ----------------
  2.2  Authorization...............................   5
       -------------
  2.3  Consents and Approvals; No Violation........   5
       ------------------------------------
  2.4  Capitalization of ADAC and Subsidiary.......   6
       -------------------------------------
  2.5  ADAC Common Stock Issued in Merger..........   6
       ----------------------------------
  2.6  Accuracy of Disclosure Documents............   6
       --------------------------------
  2.7  Certain Fees................................   7
       ------------
  2.8  S-3 Eligibility.............................   7
       ---------------


                                                    PAGE
                                                    ----
ARTICLE III........................................    7

REPRESENTATIONS AND WARRANTIES OF J.D. TECHNICAL
AND ITS SHAREHOLDERS...............................    7

  3.1  Corporate Organization......................    7
       ----------------------
  3.2  Articles of Incorporation and Bylaws........    7
       ------------------------------------
  3.3  Capitalization..............................    8
       --------------
  3.4  Controlled Entities.........................    8
       -------------------
  3.5  Authorization...............................    8
       -------------
  3.6  Consents and Approvals; No Violation........    8
       ------------------------------------
  3.7  Financial Statements........................    9
       --------------------
  3.8  Material Contracts..........................    9
       ------------------
  3.9  Title to Properties and Assets; Liens, etc..    9
       -------------------------------------------
  3.10 Absence of Certain Changes..................   10
       --------------------------
  3.11 Intellectual Property Rights;
       -----------------------------
  Licenses and Permits.............................   10
  --------------------
  3.12 Compliance with Applicable Law..............   10
       ------------------------------
  3.13 No Default Under Material Contracts.........   10
       -----------------------------------
  3.14 Subchapter S Status; Taxes..................   10
       --------------------------
  3.15 Litigation..................................   11
       ----------
  3.16 Employment Matters..........................   11
       ------------------
  3.17 Insurance...................................   12
       ---------
  3.18 Environmental Matters.......................   12
       ---------------------
  3.19 Zoning......................................   13
       ------
  3.20 Leased Premises.............................   13
       ---------------
  3.21 Full Disclosure.............................   13
       ---------------

ARTICLE IV.........................................   14



                                                     PAGE
                                                     ----
COVENANTS...........................................   14

  4.1 Conduct of Business of J.D. Technical.........   14
      -------------------------------------
  4.2 Subchapter S Taxes............................   14
      ------------------
  4.3 Expenses......................................   15
      --------
  4.4 Best Efforts..................................   15
      ------------
  4.5 Consents......................................   16
      --------
  4.6 Registration Statements.......................   16
      -----------------------
      (a) Registration on Form S-3..................   16
          ------------------------
  4.7 Actions Contrary to Stated Intent.............   17
      ---------------------------------
  4.9 PAYMENT OF CERTAIN OUTSTANDING LOANS..........   17
      ------------------------------------

ARTICLE V...........................................   17

CONDITIONS PRECEDENT TO J.D. TECHNICAL'S
OBLIGATION TO EFFECT THE MERGER.....................   17

  5.1 Representations, Covenants and Certificate....   17
      ------------------------------------------
  5.2 Action or Proceedings.........................   18
      ---------------------
  5.3 Permits and Approvals.........................   18
      ---------------------
  5.4 Third Party Consents..........................   18
      --------------------
  5.5 EMPLOYMENT/COVENANT NOT TO COMPETE AGREEMENTS.   18
      ---------------------------------------------
  5.6 Approval of Merger............................   18
      ------------------
  5.7 Opinion of Counsel for ADAC...................   18
      ---------------------------
  5.8 Escrow Agreement..............................   19
      ----------------
  5.9 LEASE OF 23 TOWN & COUNTRY DRIVE, WASHINGTON,
      ---------------------------------------------
  MISSOURI..........................................   19
  --------

ARTICLE VI..........................................   19

CONDITIONS PRECEDENT TO OBLIGATIONS
OF ADAC AND SUBSIDIARY..............................   19

  6.1 Representations, Covenants and Certificate....   20
      ------------------------------------------


                                                      PAGE
                                                      ----
  6.2 Exceptions to Representations and
      ---------------------------------
  Warranties; Delivery of J.D. Technical
  --------------------------------------
  Schedule of Exceptions.............................   20
  ----------------------
  6.3 Approval of Merger.............................   20
      ------------------
  6.4 Permits and Approvals..........................   20
      ---------------------
  6.5 Third Party Consents...........................   20
      --------------------
  6.6 Actions or Proceedings.........................   20
      ----------------------
  6.7 Opinion of Counsel for J.D. Technical..........   20
      -------------------------------------
  6.8 Escrow Agreement...............................   21
      ----------------
  6.9 LEASE OF 23 TOWN & COUNTRY DRIVE,
      ---------------------------------
  WASHINGTON, MISSOURI...............................   21
  --------------------
  6.10 Employment/Covenant Not to Compete Agreements.   21
       ---------------------------------------------
  6.11 Receipt of Pooling Letter from ADAC Auditors..   22
       --------------------------------------------
  6.12 RELEASE OF GUARANTY FROM SBA..................   22
       ----------------------------

ARTICLE VII..........................................   22

CLOSING DATE.........................................   22

ARTICLE VIII.........................................   22

INDEMNIFICATION AND HOLD BACK........................   22

  8.1 Warranty Claims................................   22
      ---------------
  8.2 Hold Back of ADAC Common Stock as
      ---------------------------------
  Security For Indemnification.......................   23
  ----------------------------

ARTICLE IX...........................................   23

MISCELLANEOUS........................................   23

  9.1 Termination....................................   23
      -----------
  9.2 Survival of Representations and Warranties.....   24
      ------------------------------------------
  9.3 Notices........................................   24
      -------
  9.4 Modification or Waiver.........................   26
      ----------------------
  9.5 Binding Effect and Assignment..................   26
      -----------------------------

                                                       PAGE
                                                       ----
  9.6  Government Law.................................   26
       --------------
  9.7  Entire Agreement...............................   26
       ----------------
  9.8  Arbitration....................................   26
       -----------
  9.9  Counterparts...................................   27
       ------------
  9.10 Severability...................................   27
       ------------

                      AGREEMENT AND PLAN OF REORGANIZATION

                                    EXHIBITS
                                    --------



     A.   Form of Investment Letter

     B.   Schedule of Exceptions

     C.   J.D. Technical's Material Contracts

     D.   J.D. Technical's Intellectual Property Rights

     E.   J.D. Technical's Insurance Policies

     F.   D. Sutton Employment Agreement

     G.   J. Pepmueller Employment Agreement

     H.   Escrow Agreement

     I.   Triple-Net Lease

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------


     THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 9, 1995 (the "Agreement"), is made by and among ADAC LABORATORIES, a California corporation ("ADAC"), ADAC ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of ADAC ("SUBSIDIARY"), J.D. TECHNICAL SERVICES, INC., a Missouri corporation ("J.D. TECHNICAL") and David Sutton and Jerome W. Pepmueller, the sole shareholders of J.D. Technical (each, "J.D. TECHNICAL SHAREHOLDER" and collectively, the "J.D. TECHNICAL SHAREHOLDERS").

     WHEREAS, the Boards of Directors of ADAC and Subsidiary and the shareholders of J.D. Technical have approved the merger of J.D. Technical and Subsidiary (the "MERGER"), upon the terms and subject to the conditions set forth herein; and

     WHEREAS, by executing this Agreement, the parties hereto intend to adopt a plan of reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "CODE");

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     1.1  SURVIVING CORPORATION.  Subject to and in accordance with the terms
          ---------------------
and conditions of this Agreement and the General and Business Corporation Law of Missouri (the "MISSOURI CORPORATION LAW") and the Delaware General Corporation Law ("DELAWARE CORPORATION LAW"), at the Effective Time (as defined in Section
                                                                       -------
1.4 hereof), J.D. Technical shall be merged with and into the Subsidiary, in
---
accordance with the applicable provisions of the laws of the States of Missouri and Delaware and the separate existence of J.D. Technical shall thereupon cease, and the Subsidiary shall be the surviving corporation (hereinafter sometimes called the "SURVIVING CORPORATION") and shall continue its corporate existence under the laws of the State of Delaware. For purposes of this Agreement, Subsidiary and J.D. Technical are sometimes referred to as the "CONSTITUENT CORPORATIONS."

     1.2  ARTICLES OF INCORPORATION AND BYLAWS.  From and after the Effective
          ------------------------------------
Time, the Articles of Incorporation and Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the Articles and Bylaws of the Surviving Corporation until amended from time to time as provided therein or by law.

     1.3  EFFECTIVE TIME.  The Merger shall become effective at the
          --------------
time of filing with the Delaware Secretary of State of a Certificate of Merger (the "CERTIFICATE OF MERGER") in form satisfactory to the parties which filing shall be made on the Closing Date (as defined in Article VII hereof) or as soon as practicable thereafter. The date and time when the Merger shall become effective is herein referred to as the "EFFECTIVE TIME." The parties shall cause a conformed copy of the Certificate of Merger or Articles of Merger to be filed with the Missouri Secretary of State and any additional documents to effect the Merger.

     1.4  EFFECTS OF THE MERGER.  The Merger shall have the effects prescribed
          ---------------------
by the Delaware Corporation Law and Missouri Corporation Law, including without further transfer, act or deed, the separate existence of J.D. Technical shall cease and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises, and shall be subject to all of the restrictions, disabilities and duties of J.D. Technical, and all property, real, personal and mixed, and all debts due to J.D. Technical on whatever account shall be vested in and become the property of the Surviving Corporation, and the title to any real estate vested by deed or otherwise, if any, in J.D. Technical shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of J.D. Technical and all liens upon any property of J.D. Technical shall be preserved unimpaired and all debts, liabilities and duties of J.D. Technical shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been directly incurred or contracted by it.

     1.5  CONVERSION OF J.D. TECHNICAL SHARES.  At the Effective Time:
          -----------------------------------

          (a) The conversion of shares of Common Stock of J.D. Technical (the "J.D. TECHNICAL COMMON STOCK") into shares of ADAC Common Stock (the "ADAC COMMON STOCK") shall occur automatically at the Effective Time without any further action by the holders thereof. Subject to a holdback of ADAC Common Stock pursuant to Section 8.2 hereof, J.D. Technical Common Stock shareholders
                  -----------
shall receive that aggregate amount of shares of ADAC Common Stock determined by dividing $1,700,000 by $12.292, being the average closing price (rounded to the third decimal place) of ADAC Common Stock during the three (3) consecutive trading days (November 2 [$12-1/8], November 3 [$12-1/2] and November 6 [$12-1/4]) as reported in The Wall Street Journal ending two (2) trading days prior
                     -----------------------
to the date of execution of this Agreement by all of the parties hereto (the "PER SHARE PRICE"). Subject to such holdback of ADAC Common Stock pursuant to
Section 8.2 hereof, each J.D.
-----------

Technical Shareholder shall receive from the aggregate number of shares of ADAC Common Stock to be distributed a proportionate pro-rata number of shares based on the number of shares of J.D. Technical Common Stock held by such shareholder as compared to all of the issued and outstanding J.D. Technical Common Stock.

          (b) To the extent any J.D. Technical Shareholder would otherwise be entitled to receive a fraction of a share of ADAC Common Stock, such holder shall instead receive a full share of ADAC Common Stock.

          (c) As a condition to receiving the ADAC Common Stock, each J.D. Technical Shareholder shall execute and deliver to ADAC and the Surviving Corporation an investment letter substantially in the form attached hereto as
Exhibit A.   Pursuant to Section 4.6 ADAC will use its best efforts to cause the
---------                -----------
shares of ADAC Common Stock to be issued in connection with the Merger to be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), on Form S-3.

     1.6  REORGANIZATION.  The parties intend to adopt the Agreement as a plan
          --------------
of reorganization and to consummate the Merger in accordance with Section 368(a)(1)(A) of the Code. Each J.D. Technical Shareholder is urged to consult with his or her own tax advisor or accountant as to the personal tax consequences, if any, resulting from the Merger. J.D. Technical Shareholders will be solely responsible for any tax consequences resulting to them from this Merger, the cancellation of their shares of J.D. Technical Common Stock and their receipt of shares of ADAC Common Stock.

     1.7  DELIVERY OF ADAC COMMON STOCK.   At or immediately after the Effective
          -----------------------------
Time each J.D. Technical Shareholder will surrender his or her respective stock certificates representing the J.D. Technical Common Stock extinguished in the Merger, and, subject to Section 8.2 hereof, ADAC will deliver to the J.D.
                        -----------
Technical Shareholders entitled thereto stock certificates representing ADAC Common Stock, duly registered in the name of each such J.D. Technical Shareholder, with restrictive legends as may be required under the Securities Act. Such delivery shall occur within ten (10) business days after the Effective Time or otherwise in accordance with the practices of ADAC's transfer agent.

     1.8  FURTHER ASSURANCES.  If at any time after the Effective Time, the
          ------------------
Surviving Corporation shall be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, properties or assets of J.D. Technical acquired or to be acquired as a result of the Merger and otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its officers are hereby authorized to execute and deliver, in the name of J.D. Technical all such deeds, bills of sales and other documents and to take such other action as necessary to vest, perfect and confirm its right, title and interest in the properties and assets acquired pursuant to the Merger.

     1.9  CONSUMMATION OF MERGER.  The parties desire to consummate the closing
          ----------------------
of the Merger on or before November 15 or as soon thereafter as practicable upon satisfaction of the conditions set forth in Articles V and VI hereof. Upon satisfaction of such conditions, ADAC shall deliver to the Delaware Secretary of State a duly executed and verified Certificate of Merger and to the Missouri Secretary of State a duly executed and verified Articles of Merger and the parties shall take all such other and further actions as may be required by law to make the Merger effective.

     1.10 SPIN-OFF OF REDI-VU PRODUCT LINE.  At or prior to the Closing Date of
          --------------------------------
this Agreement, J.D. Technical shall transfer all of its products and assets and liabilities relating to its Redi-Vu Systems business or products line, as set forth on Schedule 1 attached hereto (collectively, the "REDI-VU BUSINESS"), to
         ----------
the J.D Technical Shareholders or their affiliates. Such transfer shall be without representation or warranty, expressed or implied, by J.D. Technical and shall be received on an "AS IS" basis. At the time of such transfer of the Redi-Vu Business, the J.D. Technical Shareholders represent and warrant that (i) the assets constituting the Redi-Vu Business shall constitute less than 10% of the total assets of J.D. Technical prior to such transfer, both in terms of historical costs and fair market value, (ii) the sales generated or associated with the Redi-Vu Business during the prior twelve (12) months shall constitute less than 10% of the gross sales of all of the products and services sold by J.D. Technical during such period, and (iii) the sales generated or associated with the Redi-Vu Business during the prior twelve (12) months shall have generated less than 10% of the gross operating profits of J.D. Technical derived from the sale of all of its products and services during such period. The J.D. Technical Shareholders represent and warrant that the transfer of the assets constituting the Redi-Vu Business are non-operating assets which are not an integral part of the business of J.D. Technical to be acquired by the Surviving Corporation pursuant to the Merger and such transfer by J.D. Technical shall not affect or negatively impact the ability of the Surviving Corporation and ADAC to account for the acquisition of J.D. Technical as a "pooling of interests." For up to three (3) months after the Closing Date, the Redi-Vu Business may be located (to the extent not otherwise being used by the Surviving Corporation), without charge, in a small segregated area of J.D. Technical's facilities and the J.D. Technical Shareholders may devote an insignificant amount of their time and energies (not to exceed five (5) hours for each J.D. Technical Shareholder per week) to managing the Redi-Vu Business. J.D. Technical Shareholders shall have no right to use the Surviving Corporation's employees, resources or assets in connection with the Redi-Vu Business.

                                   ARTICLE II

                       REPRESENTATIONS AND WARRANTIES OF
                              ADAC AND SUBSIDIARY

     ADAC and Subsidiary hereby represent and warrant to J.D. Technical and each J.D. Technical Shareholder as follows:

     2.1  CORPORATE STATUS.  ADAC is a corporation duly organized and validly
          ----------------
existing under the laws of the State of California and is in good standing thereunder. Subsidiary is a newly-formed corporation duly organized and validly existing under the laws of the State of Delaware and in good standing thereunder. Each of ADAC and Subsidiary has all requisite corporate power and authority to own, lease, and operate its properties and assets, to carry on its present business, to enter into this Agreement, and to perform its obligations hereunder.

     2.2  AUTHORIZATION.  Each of ADAC and Subsidiary has full corporate
          -------------
authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the Merger. This Agreement and each document, instrument and certificate executed and delivered in connection with the transactions described herein has been duly and validly executed and delivered by ADAC and Subsidiary and constitutes the valid and binding obligations of each of ADAC and Subsidiary, enforceable against ADAC and Subsidiary in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equitable principles.

     2.3  CONSENTS AND APPROVALS; NO VIOLATION.  Except for any applicable
          ------------------------------------
requirements of the securities or "Blue Sky" laws of any state, if applicable, in which qualification or clearance may be required, and the filing of the Merger Agreement as required by the Missouri Corporation Laws and Delaware Corporation Laws, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by ADAC and Subsidiary of the transactions contemplated hereby.

     2.4  CAPITALIZATION OF ADAC AND SUBSIDIARY.  The entire authorized capital
          -------------------------------------
stock of ADAC consists of (i) 5,000,000 shares of Preferred Stock, no par value, of which none are issued or outstanding, and (ii) 25,000,000 shares of Common Stock, no par value, of which 16,919,100 shares were issued and outstanding on October 1, 1995. All shares of capital stock of ADAC which are outstanding as of the date of this Agreement are duly authorized, validly issued, fully paid and nonassessable, and are not subject to, nor were they issued in violation of, any preemptive rights.

     2.5  ADAC COMMON STOCK ISSUED IN MERGER.  The shares of ADAC Common to be
          ----------------------------------
issued pursuant to this Agreement will, when so issued and delivered, be duly authorized and reserved for issuance and validly issued, fully paid, and nonassessable.

     2.6  ACCURACY OF DISCLOSURE DOCUMENTS.  ADAC has previously furnished to
          --------------------------------
the shareholders of J.D. Technical true and complete copies of the following materials (collectively, the "Disclosure Documents") as filed by ADAC with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934: (i) ADAC's Annual Report on Form 10-K (without exhibits) for the fiscal year ended October 2, 1994; and (ii) ADAC's Quarterly Reports on Form 10-Q for each fiscal quarter of the 1995 fiscal year. The audited consolidated financial statements (including any notes and related schedules required as a part thereof) and unaudited interim financial statements (including any notes and related schedules required as a part thereof) of ADAC included in such Disclosure Documents were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of ADAC and its consolidated subsidiaries as at the dates thereof and the results of operations for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein. To the knowledge of ADAC, no statement by ADAC or Subsidiary contained in this Agreement, the Disclosure Documents or the exhibits attached hereto or furnished to J.D. Technical Shareholders pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     2.7  CERTAIN FEES.  Neither ADAC nor Subsidiary nor any of their officers
          ------------
or directors has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

     2.8  S-3 ELIGIBILITY.  ADAC satisfies the registrant eligibility
          ---------------
requirements set forth in Item 1.A. of the General Instructions to Form S-3 and, to the knowledge of ADAC, there is no event or other circumstance that would cause ADAC to cease to meet such eligibility requirements.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF J.D. TECHNICAL
                              AND ITS SHAREHOLDERS

     Except as otherwise disclosed or excepted in Exhibit B hereto (the "J.D.
                                                  ---------
Technical Schedule of Exceptions") delivered to ADAC and Subsidiary by J.D. Technical upon execution of this Agreement, J.D. Technical and each J.D. Technical Shareholder, jointly and severally, represent and warrant to ADAC and Subsidiary as follows:

     3.1  CORPORATE ORGANIZATION.  J.D. Technical (i) is a statutory close
          ----------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and (ii) has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its present business, to enter into this Agreement and to perform its obligations hereunder. J.D. Technical's principal executive offices and facilities are located in Washington, Missouri, and J.D. Technical is qualified to do business and is in good standing as a foreign corporation in Washington, California, Illinois, Ohio and Florida. J.D. Technical does not do business in any other jurisdiction in which the failure to so qualify would have a material adverse effect on the conduct of its business.

     3.2  ARTICLES OF INCORPORATION AND BYLAWS.  J.D. Technical has previously
          ------------------------------------
delivered to ADAC and Subsidiary complete and correct copies of the Articles of Incorporation and all amendments thereto to the date hereof and Bylaws, as presently in effect, of J.D. Technical. J.D. Technical is not in default in the performance, observation or fulfillment of any material term of its Articles of Incorporation or Bylaws.

     3.3  CAPITALIZATION.  The authorized capital stock of J.D.
          --------------

Technical consists of (a) no shares of Preferred Stock and (b) 3,000 shares of Common Stock, $10.00 par value, of which 1,400 shares of Common Stock are issued and outstanding. All such shares which are outstanding as of the date of this Agreement are duly authorized, validly issued, fully paid and nonassessable, and are not subject to, nor were they issued in violation of, any preemptive rights. At the Effective Time there will not be any, subscriptions, options, conversion or exchange rights, warrants or other agreements, claims or commitments of any nature whatsoever obligating J.D. Technical to issue, transfer, deliver or sell additional shares of its capital stock or to register or qualify any such shares under any Federal or state securities laws. There are no rights of first refusal which are applicable to the transactions contemplated by this Agreement.

     3.4  CONTROLLED ENTITIES.  J.D. Technical does not own, directly or
          -------------------
indirectly, any of the outstanding capital stock of any corporation, or any partnership, joint venture, or other business enterprise.

     3.5  AUTHORIZATION.  J.D. Technical has full corporate authority to execute
          -------------
and deliver this Agreement and, subject to receiving shareholder approval in accordance with the Missouri Corporation Laws, to consummate the transactions contemplated hereby, including the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the shareholders of J.D. Technical and no other corporate proceedings on the part of J.D. Technical are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by J.D. Technical, and constitutes the valid and binding agreement of J.D. Technical, enforceable against it in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equitable principles.

     3.6  CONSENTS AND APPROVALS; NO VIOLATION.  Except for any applicable
          ------------------------------------
requirements of the securities or "Blue Sky" laws of any state, if applicable, in which qualification or clearance may be required, and the filing of the Merger Agreement as required by the Missouri Corporation Laws and Delaware Corporation Laws, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by J.D. Technical of the transactions contemplated hereby. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with any of the provisions hereof will (a) violate any provision of the Articles of Incorporation or Bylaws of J.D. Technical; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the material terms, covenants, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which J.D. Technical is a party or by which any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, judgment or ruling or, to J.D. Technical's best knowledge, any statute or rule, of any court or governmental authority, United States or foreign, applicable to J.D. Technical or any of its properties or assets.

     3.7  FINANCIAL STATEMENTS.  J.D. Technical has previously delivered to ADAC
          --------------------
and Subsidiary the unaudited balance sheets of J.D. Technical as of October 31, 1995, and December 31, 1991, 1992, 1993 and 1994, and the related statements of income, shareholders' equity and cash flow of J.D. Technical for such periods (collectively referred to as the "J.D. TECHNICAL FINANCIAL STATEMENTS"). The J.D. Technical Financial Statements fairly present the financial condition of J.D. Technical as of the respective dates indicated, and the results of its operations for the respective periods indicated, all in accordance with generally accepted accounting principles consistently applied on a consistent basis for the respective fiscal years or as of the respective dates set forth therein.

     3.8  MATERIAL CONTRACTS.  Attached hereto as Exhibit C is a complete list
          ------------------                      ---------
of each written or oral agreement, loan, lease or other contract to which J.D. Technical is a party (including amendments thereto) which requires or provides for the payment of, or receipt by, J.D. Technical of at least $5,000 annually or $20,000 in the aggregate over the life of the agreement, loan, lease or contract or which is otherwise material to the business, properties, condition (financial or otherwise) or results of operations.

     3.9  TITLE TO PROPERTIES AND ASSETS; LIENS, ETC.  J.D. Technical has good
          ------------------------------------------
and marketable title to its properties and assets, and valid leasehold interests in all its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, or charge, other than (a) liens resulting from taxes which are not yet due and payable, or (b) minor liens, encumbrances, or defects of title which do not, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of J.D. Technical.

     3.10 ABSENCE OF CERTAIN CHANGES.  Since the date of the most recent J.D.
          --------------------------
Technical Financial Statement, there has not been any material adverse change in the business, properties, condition (financial or otherwise) or results of operations of J.D. Technical.

     3.11 INTELLECTUAL PROPERTY RIGHTS; LICENSES AND PERMITS. Attached hereto as
          --------------------------------------------------
Exhibit D is a list of any J.D. Technical patents, applications for patents,
---------
trademarks, trade names, service marks and copyrighted software programs and documentation, (collectively, "INTELLECTUAL PROPERTY"). J.D. Technical is the sole and exclusive owner of the Intellectual Property, free and clear of all liens and encumbrances. No royalties, license fees, honorarium or other fees are payable by J.D. Technical under any agreements or any license agreements. J.D. Technical has not licensed or otherwise granted rights to use, manufacture, assemble, sell or service its products to any other person nor is J.D. Technical bound by any agreement that affects its exclusive right to manufacture, assemble or sell its products.

     3.12 COMPLIANCE WITH APPLICABLE LAW.  J.D. Technical has no knowledge, and
          ------------------------------
has not received any written notice from any governmental authority, that the business of J.D. Technical is being conducted in violation of any applicable law, ordinance, regulation, decree or order of any governmental entity, except for violations which either singly or in the aggregate do not and are not expected to have a material adverse effect on the financial condition, business, operations or future prospects of J.D. Technical.

     3.13 NO DEFAULT UNDER MATERIAL CONTRACTS.  J.D. Technical is not in
          -----------------------------------
material default, and no event has occurred which would constitute a material default by J.D. Technical, under any of the material agreements, contracts or leases described in Section 3.8 of this Agreement. To the best knowledge of
                    -----------
J.D. Technical, no other party to any such material agreement, contract or lease is in default, and no event has occurred which would constitute a default, under any such material agreement, contract or lease.

     3.14 SUBCHAPTER S STATUS; TAXES.  J.D. Technical duly elected on December
          --------------------------
27, 1991 to be treated for Federal income tax purposes as an "S corporation" under Subchapter S of the Internal Revenue Code of 1986, as amended (the "CODE"). J.D. Technical has duly and timely delivered to its shareholders all Schedule K-1 (Form 1120S) required under the Code. J.D. Technical has duly filed all Tax

Returns (as hereinafter defined) required to be filed by it prior to the date of this Agreement. J.D. Technical or the J.D. Technical Shareholders have duly paid all Taxes (as hereinafter defined) required to be paid in respect of the periods covered by such Tax Returns. J.D. Technical is not delinquent in the payment of any amount of Taxes and no deficiencies for any Taxes have been proposed, asserted or assessed against J.D. Technical. With respect to United States Federal and state taxes, (i) no waivers of the time to assess any Taxes have been given or requested and (ii) the income tax returns of J.D. Technical for any year for which the statute of limitations has not expired, to the knowledge of J.D. Technical, are not currently being audited or examined. For purposes of this Section 3.14, the term "TAXES" shall include all taxes, assessments and
     ------------
governmental charges imposed by the United States or any state, local or foreign government or subdivision or agency thereof, including any interest, penalties or additions thereto, and the term "TAX RETURN" shall include any return, report or other information required to be supplied to a taxing authority with respect to Taxes.

     3.15 LITIGATION.  There is no action, suit or proceeding by or before any
          ----------
court, governmental agency, or by any other person, instituted, pending or, to the best knowledge of J.D. Technical, threatened, which, if adversely decided, would, directly or indirectly, have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of J.D. Technical, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against J.D. Technical having, or which J.D. Technical reasonably can foresee, in the future would be likely to have, any such effect. J.D. Technical is not in violation of any term of any judgment, decree, injunction or order outstanding against it the effect of which is reasonably likely to have a material adverse effect on its business, properties, condition (financial or otherwise) or results of operations.

     3.16 EMPLOYMENT MATTERS.
          ------------------

          (a) J.D. Technical is not subject to any collective bargaining agreement and, to the knowledge of J.D. Technical, there have not been any union organizational activities or attempts to effect a representation election with respect to J.D. Technical within the last 36 months.

          (b) J.D. Technical does not maintain and is not required to contribute to any "employee pension benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); nor does J.D. Technical have any contingent or other undischarged payment obligations with respect to any such plan which was previously maintained by J.D. Technical. J.D. Technical is not required to contribute to any multi-employer plan within the meaning of ERISA.

          (c) J.D. Technical has no employment, management or consulting contracts, bonus, profit-sharing or other similar benefit plans, deferred compensation, stock option, stock ownership, or stock purchase plans, or any other plan, agreement, or arrangement for the provision of any benefits to its employees, consultants or directors other than normal and customary group health insurance, group life insurance and vacation and sick leave benefits; all of which may be terminated at the option of J.D. Technical.

     3.17 INSURANCE.  Attached hereto as Exhibit E is a list of all insurance
          ---------                      ---------
policies carried by J.D. Technical and the amounts of coverage thereunder, all of which policies are in full force and effect on the date hereof.

     3.18 ENVIRONMENTAL MATTERS.  J.D. Technical's business and its operations
          ---------------------
are in compliance with all Environmental Laws, and J.D. Technical is not now in violation of any federal, state or local Environmental Laws (as defined below) or other laws or regulations relating to industrial hygiene, environmental conditions, Hazardous Substances (as defined below), toxic materials or waste or soil or ground water conditions and J.D. Technical has never been the subject of any complaint, investigation or proceeding relating to any such matter, nor has the operation of its business resulted in any such violation. Neither J.D. Technical nor, to the best knowledge of J.D. Technical or the J.D. Technical Shareholders, any third party, has manufactured, stored or disposed of, on, under or about the premises presently occupied by J.D. Technical (or transported to or from such real property) any combustible, explosive, reactive, toxic or radioactive materials or wastes, or other Hazardous Substances.

          For purposes of this Section, "ENVIRONMENTAL LAWS" means all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements with the force of law, including but not limited to consent decrees and judicial or administrative orders, relating to the environment or the use, storage, treatment, disposal or release of any Hazardous Substances, all as amended or modified from time to time, including, without limitation: the Comprehensive Environmental Response,

Compensation and Liability Act ("CERCLA") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the Clean Water Act, as amended; the Clean Air Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Hazardous Materials Transportation Act, as amended, and any and all environmental statutes of the State of Missouri, and all regulations promulgated under or pursuant to such federal and Missouri Statutes, and "HAZARDOUS SUBSTANCES" means any hazardous waste or hazardous substance, or any pollutant or contaminant or toxic substance or other chemicals or substances including, without limitation, asbestos, petroleum, petroleum-derived products and substances, polychlorinated biphenyls, and any other substance regulated by any Environmental Laws.

     3.19 ZONING.  All of J.D. Technical's property, buildings or structures
          ------
used in its business, and their operation and maintenance as now operated and maintained, comply in all material respects with all applicable zoning restrictions and other administrative regulations and do not violate any restrictive covenants or any provisions of law, the contravention or violation of which in any material respect would interfere with or prevent the continued use of such properties for the purposes for which they are now being used, or would materially affect their value.

     3.20 LEASED PREMISES.  J.D. Technical currently leases the facilities
          ---------------
located at 23 Town & Country Drive, Washington, Missouri, from J.D. Investments, a Missouri partnership, under the terms of an Amendment to and Restatement of Triple-Net Lease Agreement, dated April 7, 1994 (the "REAL PROPERTY LEASE"). With respect to the Real Property Lease, no default or event of default on the part of J.D. Technical as lessee under the provisions of the Lease, and no event which with the giving of notice or passage of time, or both, would constitute such default or event of default on the part of J.D. Technical has occurred and is continuing unremedied or unwaived. J.D. Technical is in compliance with all its duties and obligations under the Lease, including any maintenance and repair obligations. There exists no pending or, to the knowledge of J.D. Technical or the J.D. Technical Shareholders, threatened, condemnation, eminent domain or similar proceedings with respect to, or which or could affect, the leased property or Lease.

     3.21 FULL DISCLOSURE.  To the knowledge of J.D. Technical, no statement by
          ---------------
J.D. Technical contained in this Agreement or the exhibits attached hereto or any written statement or certificate furnished or to be furnished to ADAC pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                                   ARTICLE IV

                                   COVENANTS

     4.1  CONDUCT OF BUSINESS OF J.D. TECHNICAL.  Except as otherwise expressly
          -------------------------------------
permitted by this Agreement, during the period from the date of this Agreement to the Effective Time, J.D. Technical will conduct its operations according to its ordinary and usual course of business, and J.D. Technical will use all reasonable efforts to proceed diligently to preserve intact its business organization, to retain and have available the services of its officers and employees and to maintain satisfactory relationships with licensors, licensees, suppliers, contractors, distributors, customers and others having business relationships with it. Without limiting the generality of the foregoing, prior to the Effective Time, J.D. Technical will not take, and will use its best efforts to prevent its shareholders from taking, any action to, (a) amend its Articles of Incorporation or Bylaws; (b) authorize for issuance, or issue, sell, pledge or deliver any stock of, or rights to purchase stock of, J.D. Technical;
(c) enter into any transaction not in the ordinary course of business; (d) do anything that would cause any of the representations and warranties set forth in
Article III to become false or misleading; (e) materially increase the compensation payable to any officer or shareholder of J.D. Technical in his capacity as an employee or otherwise or, except as permitted under Section 4.2
                                                                   -----------
or Section 1.10, pay any dividend or distribution to shareholders of J.D.
   ------------
Technical; or (f) agree to do any of the foregoing.

     4.2  SUBCHAPTER S TAXES.  The J.D. Technical Shareholders jointly and
          ------------------
severally agree to be personally responsible for all federal and state income taxes owed by J.D. Technical (or severally responsible for all taxes owed by them as shareholders in such "subchapter S" corporation) for the period of January 1, 1995 through the Closing Date; provided, however, prior to the Effective Time, J.D. Technical shall declare, and as soon as practicable after such tax amount is determined to the reasonable satisfaction of the Surviving Corporation and the J.D. Technical Shareholders, J.D. Technical or the Surviving Corporation shall pay to the J.D. Technical Shareholders a special dividend equal to the lesser of (i) the taxable income of J.D. Technical, determined on the basis of accounting methods consistent with the preceding years, which is attributable to the J.D. Technical Shareholders because of J.D. Technical's status as an S Corporation, times the maximum individual tax rate for Federal income tax and Missouri income tax purposes, less the amount of any such dividends that have been paid on account of this year's taxable income of J.D. Technical; or (ii) $100,000. The Surviving Corporation shall have the right to confer with the J.D. Technical Shareholders concerning the determination of the amount of taxable income of J.D. Technical and the Federal and states taxes attributable to the J.D. Technical Shareholders. Promptly following the Closing, but in no event later than the due date prescribed by the Code, the J.D. Technical Shareholders shall prepare (or cause to have prepared) and file final Subchapter S corporate Federal and state tax returns for J.D. Technical for the period commencing January 1, 1995, and ending as of the Effective Time. Fifteen (15) days prior to the filing of such tax returns, the J.D. Technical Shareholders shall provide copies of said returns to the Surviving Corporation and ADAC, along with any supporting documentation reasonably requested by the Surviving Corporation or ADAC.

     4.3  EXPENSES.  Whether or not the Merger is consummated, all costs and
          --------
expenses in connection with this Agreement and the related transactions (a) incurred by ADAC or the Subsidiary shall be the sole responsibility of ADAC or
(b) incurred by J.D. Technical or the J.D. Technical Shareholders shall be the sole responsibility of the J.D. Technical Shareholders; provided, however, if the merger is consummated ADAC shall pay immediately following the Closing, up to $20,000 of J.D. Technical's and the J.D. Technical Shareholders' reasonable costs and expenses, including, without limitation, attorney's fees and accountant's fees (e.g. Coopers & Lybrand) upon submission of invoices.

     4.4  BEST EFFORTS.  Subject to the terms and conditions herein provided,
          ------------
each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the parties hereto, by action of their proper officers and directors or otherwise, shall take all such necessary action.

     4.5  CONSENTS.  Each of the parties hereto will use its best efforts to
          --------
obtain consents of all third parties and governmental authorities necessary to the consummation of the transactions contemplated hereby.

     4.6  REGISTRATION STATEMENTS.
          -----------------------

          (A)  REGISTRATION ON FORM S-3.  ADAC covenants to use its best efforts
               ------------------------
to prepare and file with the Securities and Exchange Commission ("SEC"), promptly after the Effective Time and after ADAC publicly discloses in a press release the financial results of the parties hereto covering at least thirty
(30) days of post-merger operating results, a Registration Statement on Form S-3 (the "REGISTRATION STATEMENT") with respect to the shares of ADAC Common Stock (collectively, the "REGISTRABLE SECURITIES") to be received by J.D. Technical shareholders and to use its best efforts to cause such Registration Statement to become and remain effective until the second anniversary of the Effective Date. The number of shares of ADAC Common Stock being held for security of any indemnification obligations of the J.D. Technical Shareholders pursuant to
Section 8.2 hereof shall be included under the Registration Statement, but shall not be released from the holdback until the time limitations set forth in
Section 8.2 have lapsed.  Because this registration is intended to permit sales
-----------
of the Registrable Securities from time to time (i.e., a so-called "shelf
                                                 ----
registration"), ADAC shall in no event be obligated to cause any such registration to remain effective for more than two (2) years after the Effective Time of the Merger. ADAC shall also use its best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to permit the disposition of the Registrable Securities covered by such Registration Statements. ADAC shall also use its reasonable efforts to furnish to the J.D. Technical Shareholders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them. All expenses incurred in connection with such registrations shall be borne by ADAC, except the J.D. Technical Shareholders shall bear all commissions and similar expenses. It shall be a condition precedent to the obligations of ADAC to take any action pursuant to this Subsection that the J.D. Technical Shareholders shall furnish to ADAC such information regarding them, the Registrable Securities held by them and the intended method of disposition thereof as ADAC shall reasonably request and as shall be required in connection with the action to be taken by ADAC.

     4.7  ACTIONS CONTRARY TO STATED INTENT.  Each party will use its reasonable
          ---------------------------------
efforts to cause the Merger to qualify as a tax-free reorganization under Section 368 of the Code and accordingly, will not, either before or after consummation of the Merger, take any action or fail to take any action that would prevent the Merger from so qualifying as a tax-free reorganization under such Section or be inconsistent with such qualification.

     4.8 HOLD HARMLESS FROM ANY BROKERAGE CLAIMS.  Notwithstanding any broker or
         ---------------------------------------
finder's agreement naming J.D. Technical as the responsible party, the J.D. Technical Shareholders shall indemnify, defend and hold J.D. Technical, the Surviving Corporation and ADAC harmless from any and all demands, fees, expenses or costs claimed pursuant to such an agreement by any finder or broker arising from these transactions.

     4.9 PAYMENT OF CERTAIN OUTSTANDING LOANS.  After the Closing and within
         ------------------------------------
three (3) business days of presentation of a payoff demand from the following lenders of J.D. Technical, the Surviving Corporation shall pay the payoff amount needed to satisfy such outstanding loans and obtain releases of guarantees, mortgages and other collateral securing such loans. The loans to be satisfied are each of the note payables reflected on Exhibit C hereto as Items 4, 9 and
                                           ---------
10.



                                   ARTICLE V

                    CONDITIONS PRECEDENT TO J.D. TECHNICAL'S
                        OBLIGATION TO EFFECT THE MERGER

     The obligation of J.D. Technical to effect the Merger shall be subject to the following conditions:

     5.1  REPRESENTATIONS, COVENANTS AND CERTIFICATE.  The representations and
          ------------------------------------------
warranties of ADAC and Subsidiary contained herein shall in all material respects be true as of the date of this Agreement and the Effective Time with the same effect as though made at the Effective Time; ADAC and Subsidiary each shall in all material respects have performed all obligations and complied with all covenants required to be performed or complied with by it prior to the Effective Time; and ADAC and Subsidiary shall each have delivered to J.D. Technical a certificate, dated the Closing Date and signed by its Chairman, a President, Vice President or the Chief Financial Officer, to such effect.

     5.2   ACTION OR PROCEEDINGS.  There shall not be any actual or threatened
           ---------------------
action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement, nor shall there be any actual action or proceeding seeking a material amount of damages by reason of the consummation of the Merger.

     5.3  PERMITS AND APPROVALS.  All permits, authorizations and regulatory
          ---------------------
approvals of governmental authorities required to be obtained pursuant to Sections 2.3, 3.6 and 4.5 herein shall have been received.

     5.4  THIRD PARTY CONSENTS.  All consents required of lenders and other
          --------------------
persons deemed necessary or advisable by J.D. Technical shall have been duly obtained.

     5.5  EMPLOYMENT/COVENANT NOT TO COMPETE AGREEMENTS.  On or before the
          ---------------------------------------------
Closing Date, the following transactions shall have been completed:

          (a) Mr. David Sutton and the Surviving Corporation shall have entered into an Employment Agreement in the form of Exhibit F attached hereto, providing
                                            ---------
for a minimum employment term of six (6) months, a base salary of $175,000 (based upon an annual rate) and providing for bonuses of up to $12,500 for each three (3) month period of employment following the Effective Time based upon achievement of certain agreed-upon objectives.

          (b) Mr. Jerry Pepmueller and the Surviving Corporation shall have entered into an Employment Agreement in the form of Exhibit G attached hereto,
                                                    ---------
providing for a minimum employment term of eighteen (18) months, a base salary of $175,000 (based upon an annual rate) and providing for bonuses of up to $12,500 for each three (3) month period of employment following the Effective Time based upon achievement of certain agreed-upon objectives.

     5.6  APPROVAL OF MERGER.  The Board of Directors of ADAC and Subsidiary and
          ------------------
the stockholder of Subsidiary shall have approved this Agreement, the Merger and the transactions contemplated herein.

     5.7  OPINION OF COUNSEL FOR ADAC.  J.D. Technical and J.D. Technical
          ---------------------------
Shareholders shall have received from counsel for ADAC an opinion, dated the Effective Time, in form and substance satisfactory to J.D. Technical and J.D. Technical Shareholders, to the effect (1) that ADAC is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has the corporate power to own its properties and assets and to carry on its business as it is now being conducted and has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby; (2) that the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power to own its properties and assets and to carry on its business as it is now being conducted and has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby; (3) that the ADAC stock to be issued to the J.D. Technical Shareholders shall have been duly authorized and validly issued, fully paid and nonassessable and, to the knowledge of counsel, are free of any preemptive or similar rights, and issued in accordance with Federal securities laws concerning the registration or exemption therefrom; (4) that this Agreement and the Escrow Agreement have been duly authorized, executed and delivered by ADAC and the Subsidiary and constitute the valid, binding and enforceable obligation of ADAC and the Subsidiary, as applicable, (except as such enforcement may be affected by bankruptcy or insolvency laws or equitable principles or considerations), and all corporate action required by ADAC and the Subsidiary in order to effect the transactions contemplated hereby has been taken.

     5.8  ESCROW AGREEMENT.  ADAC and the Subsidiary shall have executed the
          ----------------
Escrow Agreement attached hereto as Exhibit H.
                                    ---------

     5.9  LEASE OF 23 TOWN & COUNTRY DRIVE, WASHINGTON, MISSOURI.  The Surviving
          ------------------------------------------------------
Corporation and J.D. Investments, a Missouri partnership, as landlord, shall have executed a triple-net lease, in the form of Exhibit I attached hereto,
                                                 ---------
covering the facility and the adjacent land owned by the landlord at 23 Town & Country Drive, Washington, for an initial four (4) year period, with three (3) options to the Surviving Corporation to renew for subsequent four (4) year terms. The Lease will also provide the Surviving Corporation with certain rights to purchase if J.D. Investments decides to sell the facility and property located at 23 Town & Country Drive, Washington, Missouri 63090.

                                   ARTICLE VI

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                             OF ADAC AND SUBSIDIARY

     The obligations of the Subsidiary to effect the Merger, and of ADAC to deliver the ADAC Common Stock to the J.D. Technical Shareholders, shall be subject to the following conditions:

     6.1   REPRESENTATIONS, COVENANTS AND CERTIFICATE.  The repre-
           ------------------------------------------
sentations and warranties of J.D. Technical and J.D. Technical Shareholders herein contained shall in all material respects be true as of the date of this Agreement and as of the Effective Time with the same effect as though made at the Effective Time; J.D. Technical shall in all material respects have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time; and J.D. Technical shall have delivered to ADAC and Subsidiary a certificate, dated the Closing Date and signed by its President, a Vice President or Chief Financial Officer, to both such effects.

     6.2  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES; DELIVERY OF J.D.
          --------------------------------------------------------------
TECHNICAL SCHEDULE OF EXCEPTIONS.  J.D. Technical shall deliver to ADAC and
--------------------------------
Subsidiary the J.D. Technical Schedule of Exceptions in the form of Exhibit B,
                                                                    ---------
dated the Closing Date, and as updated to reflect those changes occurring from the date of the earlier delivered Schedule of Exceptions and it shall contain no exceptions to representations and warranties of J.D. Technical except as to such exceptions which have been approved in writing by ADAC.

     6.3  APPROVAL OF MERGER.  All of the Shareholders of J.D. Technical shall
          ------------------
have approved this Agreement, the Merger and the transactions contemplated herein.

     6.4  PERMITS AND APPROVALS.  All permits, authorizations and regulatory
          ---------------------
approvals of governmental authorities required to be obtained pursuant to Sections 2.3, 3.6 and 4.5 herein shall have been received.

     6.5  THIRD PARTY CONSENTS.  All consents required of lenders and other
          --------------------
persons deemed necessary or advisable by ADAC shall have been duly obtained.

     6.6  ACTIONS OR PROCEEDINGS.  There shall not be any actual or threatened
          ----------------------
action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement, nor shall there be any actual action or proceeding seeking a material amount of damages by reason of the consummation of the Merger.

     6.7  OPINION OF COUNSEL FOR J.D. TECHNICAL.  ADAC shall have received from
          -------------------------------------
counsel for J.D. Technical an opinion, dated the Effective Time, in form and substance satisfactory to ADAC, to the effect (1) that J.D. Technical is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri, has the corporate power to own its properties and assets and to carry on its business as it is now being conducted and has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby; (2) that the number of issued and outstanding shares of capital stock is 1,400, all of which shall have been duly authorized and validly issued, fully paid and nonassessable; (3) that this Agreement and the Escrow Agreement have been duly authorized, executed and delivered by J.D. Technical and its shareholders and constitute the valid, binding and enforceable obligation of J.D. Technical and J.D. Technical Shareholders, as applicable, (except as such enforcement may be affected by bankruptcy or insolvency laws or equitable principles or considerations), and all corporate action required by J.D. Technical in order to effect the transactions contemplated hereby has been taken.

     6.8  ESCROW AGREEMENT.  J.D. Technical Shareholders shall have executed the
          ----------------
Escrow Agreement attached hereto as Exhibit H.
                                    ---------

     6.9  LEASE OF 23 TOWN & COUNTRY DRIVE, WASHINGTON, MISSOURI.  The Surviving
          ------------------------------------------------------
Corporation and J.D. Investments, a Missouri partnership, as landlord, shall have executed a triple-net lease, in the form of Exhibit I attached hereto,
                                                 ---------
covering the facility and the adjacent land owned by the landlord at 23 Town & Country Drive, Washington, for an initial four (4) year period, with three (3) options to the Surviving Corporation to renew for subsequent four (4) year terms, all on terms and conditions satisfactory to ADAC. The lease will also provide the Surviving Corporation with certain rights to purchase if J.D. Investments decides to sell the facility and property located at 23 Town & Country Drive, Washington, Missouri 63090.

     6.10 EMPLOYMENT/COVENANT NOT TO COMPETE AGREEMENTS.  On or before the
          ---------------------------------------------
Closing Date, the following transactions shall have been completed:

          (a) Mr. David Sutton and the Surviving Corporation shall have entered into an Employment Agreement in the form of Exhibit F attached hereto, providing
                                            ---------
for a minimum employment term of six (6) months, a base salary of $175,000 (based upon an annual rate) and providing for bonuses of up to $12,500 for each three (3) month period of employment following the Effective Time based upon achievement of certain agreed-upon objectives.

          (b) Mr. Jerry Pepmueller and the Surviving Corporation shall have entered into an Employment Agreement in the form of Exhibit G attached hereto,
                                                    ---------
providing for a minimum employment term
of eighteen (18) months, a base salary of $175,000 (based upon an annual rate) and providing for bonuses of up to $12,500 for each three (3) month period of employment following the Effective Time based upon achievement of certain agreed-upon objectives.

     6.11 RECEIPT OF POOLING LETTER FROM ADAC AUDITORS.  On or before the
          --------------------------------------------
Closing Date, ADAC shall have received a letter from its auditors, in form and substance reasonably satisfactory to ADAC, advising it that the Merger in accordance with the terms of this Agreement will be treated for accounting purposes as a "pooling of interests" and conforms with the requirements of APB Opinion No. 16.

     6.12 RELEASE OF GUARANTY FROM SBA.  On or before the Closing Date, ADAC
          ----------------------------
shall have received a release from the Small Business Administration of that certain Guaranty given by J.D. Technical to secure the SBA Loan No. 631-552-3004 in the original principal amount of $180,000. Such release by the SBA shall include a release of the security interest taken by the SBA in the assets of J.D. Technical.

                                  ARTICLE VII

                                  CLOSING DATE

     The closing of the Merger and the other transactions contemplated by this Agreement (the "CLOSING") shall take place on or before November 9, 1995 (or at such other hour or on such other date as shall be reasonably agreed upon by ADAC and J.D. Technical), at a location and at a time to be mutually agreed upon by the parties hereto (the "CLOSING DATE" or "CLOSING TIME"), if all conditions to the Merger have been satisfied or waived on or before such date.

                                  ARTICLE VIII

                         INDEMNIFICATION AND HOLD BACK

     8.1  WARRANTY CLAIMS.  Except as hereinafter set forth, the J.D. Technical
          ---------------
Shareholders shall jointly and severally indemnify and hold ADAC and the Surviving Corporation, and each of their successors and assigns, and their respective officers, directors, employees, agents and affiliates (collectively, the "BENEFICIARIES") harmless from and against, and in respect of, any and all damages, claims losses, liabilities and expenses, including, without limitation, legal, accounting and other expenses, which may arise out of or relate to: (a) any breach or violation of any covenant, term, obligation or duty of J.D. Technical or the J.D. Technical Shareholders under this Agreement; or (b) any breach or misrepresentation of any of the representations or warranties made in this Agreement by J.D. Technical or the J.D. Technical Shareholders; or (c) any inaccuracy or misrepresentation in the schedules or exhibits attached hereto or in any certificate or document delivered in accordance with the terms of this Agreement by J.D. Technical or the J.D. Technical Shareholders (collectively, "WARRANTY CLAIMS"); provided however, that the Beneficiaries shall be entitled to indemnification hereunder only to the extent that the aggregate of all such Warranty Claims exceed $5,000 and shall be able to recover up to $170,000 of the Warranty Claims (without reduction for such initial threshold of $5,000). As security for J.D. Technical Shareholders' obligations set forth herein, ADAC shall withhold the delivery of shares of ADAC Common Stock valued at $170,000 pursuant to the formula set forth in Section 1.5(a). Such shares shall be held pursuant to the terms of the
   --------------
Escrow Agreement attached hereto as Exhibit H.  The J.D. Technical Shareholders
                                    ---------
shall not be personally liable for any indemnity under this Agreement. The Beneficiaries sole recourse for indemnity under this Agreement shall be the Deferred Shares (as defined in Section 8.2).
                               -----------

     8.2  HOLD BACK OF ADAC COMMON STOCK AS SECURITY FOR INDEMNIFICATION.  As
          --------------------------------------------------------------
security for J.D. Technical Shareholders' obligations set forth in Section 8.1,
                                                                   -----------
ADAC shall withhold for a period ending November 9, 1996 the delivery of up to $170,000 of shares of the ADAC Common Stock which would otherwise be delivered to the J.D. Technical Shareholders pursuant to Section 1.5(a) hereof (the
                                               --------------
"DEFERRED SHARES"). The Deferred Shares withheld by ADAC shall be delivered to the J.D. Technical Shareholders in accordance with the terms and conditions set forth in the Escrow Agreement attached hereto as Exhibit H.
                                                 ---------


                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1  TERMINATION.  Anything herein or elsewhere to the contrary
          -----------
notwithstanding, this Agreement may be terminated and abandoned at any time before the Effective Time whether before or after adoption and approval of this Agreement by the shareholders of J.D. Technical:

          (a) By the mutual consent of the Boards of Directors of J.D. Technical and the Board of Directors of ADAC;

          (b) By the Board of Directors of J.D. Technical at any time after November 16, 1995, if, by that date, the conditions set forth in Article V hereof shall not have been met, unless such delay results from a breach or violation by J.D. Technical of the terms of this Agreement;

          (c) By the Board of Directors of ADAC or Subsidiary at any time after November 16, 1995, if, by that date, the conditions set forth in Article VI hereof shall not have been met, unless such delay results from a breach or violation by ADAC or Subsidiary of the terms of this Agreement; or

          In the event of termination and abandonment under this Section 9.1,
                                                                 -----------
this Agreement shall forthwith become void and there shall be no liability on the part of any of J.D. Technical, ADAC or Subsidiary (or their respective officers and directors). Nothing contained in this Section shall affect the obligations of the parties to comply with any confidentiality obligations under any agreements between the parties hereto.

     9.2  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The representations and
          ------------------------------------------
warranties contained in this Agreement shall be true and correct as of the Closing Date, and shall survive the Closing without regard to any investigation made by the parties; provided, however, that all such representations and warranties shall expire on November 9, 1996, except with respect to claims made in writing by one party against the other during such time period pursuant to the Escrow Agreement.

     9.3  NOTICES.  Any notice or other communication required or which may be
          -------
given hereunder shall be in writing and either be delivered personally (by hand, messenger or other overnight courier service), by facsimile transmission (with hard copy to follow immediately thereafter) or deposited in the United States mail, first class, certified, return receipt requested, postage prepaid, and shall be deemed given (i) when delivered, if delivered personally, (ii) if sent by facsimile transmission, when so received or (iii) if mailed, three business days after the date of deposit with the United States mail; and shall be addressed as follows:

          IF TO ADAC OR SUBSIDIARY:

          ADAC Laboratories
          540 Alder Drive
          Milpitas, California  95035
          Attention:  David L. Lowe, Chief Executive Officer
               Facsimile:  (408) 945-8086



          WITH COPIES TO:

          Graven Perry Block Brody & Qualls
          523 West Sixth Street, Suite 1130
          Los Angeles, California 90014
          Attention:  Kriston D. Qualls, Esq.
               Facsimile:  (213) 489-1332


          IF TO J.D. TECHNICAL:

          J.D. Technical Services, Inc.
          23 Town & Country Drive
          Washington, Missouri 63090
          Attention:  Jeremy Pepmueller
               Facsimile:  (314) 239-2544

          WITH COPIES TO:

          Greensfelder, Hemker & Gale, P.C.
          10 South Broadway
          St. Louis, Missouri 63102
          ATTN:  Joseph D. Lehrer, Esq.
               Facsimile:  (314) 241-3237

          IF TO ANY SHAREHOLDER:

          Jerome W. Pepmueller
          3 Wheatley Court
          Washington, Missouri 63090


          David Sutton
          7 Judy Lane
          Washington, Missouri 63090

Any party may change its address to which notices or other com-munications are to be sent by giving written notice of any such change in the manner provided herein for giving notice.

     9.4  MODIFICATION OR WAIVER.  This Agreement may be amended, modified or
          ----------------------
superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by J.D. Technical, ADAC and Subsidiary. No shareholder approval shall be required for any amendment, modification or waiver which does not materially affect the nature of the Merger provided for herein.

     9.5  BINDING EFFECT AND ASSIGNMENT.  This Agreement shall be binding upon
          -----------------------------
and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that prior to the Merger, no assignment of any rights provided for herein may be made by any party without the express written consent of the other parties.

     9.6  GOVERNING LAW.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Delaware.

     9.7  ENTIRE AGREEMENT.  This Agreement, together with all exhibits and
          ----------------
schedules hereto, embodies the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any prior agreements and understandings relating to the subject matter hereof.

     9.8  ARBITRATION.  Any controversy or claim arising out of, or relating to
          -----------
this Agreement, or the breach thereof, shall be settled by a three-person panel of arbitrators in an arbitration conducted in Denver, Colorado, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") as such rules shall be in effect on the date of delivery of demand for arbitration.

          Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators' decision shall be in writing and shall be final and nonappealable. The arbitrators' authority shall include ordering discovery proceedings and the ability to render equitable types of relief and, in such event, any aforesaid court may enter an order enjoining or compelling such actions as found by the arbitrators. The arbitrators shall also make a determination regarding whether one party's legal position in any such controversy or claim is the more substantially correct (the "Prevailing Party") and the arbitrators shall require the other party or parties to pay the reasonable legal and other professional fees and costs incurred by the Prevailing Party in connection with such arbitration proceeding and any necessary court action. The parties recognize and agree that the remedy of specific performance may be appropriate in order to enforce certain provisions of this Agreement. The parties agree that a party would be entitled to pursue such remedies for emergency or preliminary injunctive or other equitable relief in any court of competent jurisdiction, provided that there would be a stay of such judicial proceedings on the merits of the dispute arising out of or relating to this Agreement pending arbitration of all underlying claims between the parties immediately following the issuance of any such emergency or preliminary injunctive or other equitable relief.

          The arbitrators shall be chosen from a list provided by the AAA as follows: one arbitrator shall be chosen directly by ADAC, one arbitrator shall be chosen directly by the J.D. Technical Shareholders, and the third arbitrator shall be selected by the two arbitrators so chosen.

     9.9  COUNTERPARTS.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.10 SEVERABILITY.  If any provision of this Agreement, or the application
          ------------
thereof to any person or circumstance, should, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

////

////

////

////

////

////

////

     IN WITNESS THEREOF, the undersigned parties have executed this Agreement, as of the date first hereinabove written.

     THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


J.D. TECHNICAL SERVICES, INC.        ADAC LABORATORIES



By___________________________        By___________________________
  Jerome W. Pepmueller,                Robert L. Miller,
    President                            Corporate Counsel


By___________________________
  David Sutton, Secretary            ADAC ACQUISITION, INC.



                                     By____________________________
                                       Robert L. Miller,
                                         Corporate Counsel and
                                         Vice President


J.D. TECHNICAL SHAREHOLDERS:


_____________________________
David Sutton


_____________________________
Jerome W. Pepmueller

                                   EXHIBIT A
                                   ---------


                               INVESTMENT LETTER
                               -----------------



TO:                 ADAC Laboratories
                    540 Alder Drive
                    Milpitas, California  95035

J.D. TECHNICAL
  SHAREHOLDER:      Jerome Pepmueller

SECURITIES:         Common Stock

================================================================================


     In connection with the merger of J.D. Technical Service, Inc. ("J.D. Technical") and ADAC Acquisition, Inc. ("Acquisition") pursuant to that certain Agreement and Plan of Reorganization (the "Agreement"), I understand that I will receive shares of Common Stock (the "Securities") of ADAC Laboratories, a California corporation ("ADAC"), and, as a condition to receiving such Securities, the undersigned hereby represents to Acquisition and ADAC the following:

     (a) I have received copies of ADAC's Annual Report on Form 10-K for the fiscal year ended October 2, 1994, and Quarterly Reports on Form 10-Q for each fiscal quarter of the 1995 fiscal year.

     (b) I understand and acknowledge that the initial issuance of the Securities pursuant to the Agreement will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), on the grounds that the issuances of these Securities are exempt from registration pursuant to Section 3(b) or Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and that ADAC's reliance upon such exemption is predicated upon my representations contained herein.

     (c) I am aware of ADAC's business affairs and financial condition and I have acquired sufficient information about ADAC to reach an informed and knowledgeable decision. I have been given an opportunity to ask questions of management of ADAC concerning the the terms and conditions of the merger, the Agreement, the Securities and the business and financial condition of ADAC.

     (d) I am acquiring these Securities for my own account (or a trust account if the undersigned is a trustee) for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). I am able to fend for myself in connection with the purchase of the above Securities and I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and to protect my own interests in connection therewith. I have the financial ability and resources to bear the economic risks of this investment.

     (e) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends, upon other things, the bona fide nature of my investment intent as expressed herein and my intent to hold indefinitely the Securities unless subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available.

     (f) I understand that ADAC is obligated to use its best efforts to cause these Securities to be registered pursuant to the terms of the Agreement. I acknowledge that because the registration process involves review and approval by the Securities and Exchange Commission, no assurances can be given that such efforts will succeed in registering these Securities in a timely manner or ever. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for ADAC.

     (g) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about ADAC; the resale occurring not less than two years after the party has purchased and paid for the securities to be sold (absent registration); the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (h) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required before I may resell the Securities; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from Registration is available for such offers or sales and that such persons and their respective brokers who participate in such transaction do so at their own risk.

                                             J.D. TECHNICAL SHAREHOLDER:



                                             ___________________________________

                                   EXHIBIT A
                                   ---------


                               INVESTMENT LETTER
                               -----------------



TO:                 ADAC Laboratories
                    540 Alder Drive
                    Milpitas, California  95035

J.D. TECHNICAL
  SHAREHOLDER:      David Sutton

SECURITIES:         Common Stock

================================================================================


     In connection with the merger of J.D. Technical Service, Inc. ("J.D. Technical") and ADAC Acquisition, Inc. ("Acquisition") pursuant to that certain Agreement and Plan of Reorganization (the "Agreement"), I understand that I will receive shares of Common Stock (the "Securities") of ADAC Laboratories, a California corporation ("ADAC"), and, as a condition to receiving such Securities, the undersigned hereby represents to Acquisition and ADAC the following:

     (a) I have received copies of ADAC's Annual Report on Form 10-K for the fiscal year ended October 2, 1994, and Quarterly Reports on Form 10-Q for each fiscal quarter of the 1995 fiscal year.

     (b) I understand and acknowledge that the initial issuance of the Securities pursuant to the Agreement will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), on the grounds that the issuances of these Securities are exempt from registration pursuant to Section 3(b) or Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and that ADAC's reliance upon such exemption is predicated upon my representations contained herein.

     (c) I am aware of ADAC's business affairs and financial condition and I have acquired sufficient information about ADAC to reach an informed and knowledgeable decision. I have been given an opportunity to ask questions of management of ADAC concerning the the terms and conditions of the merger, the Agreement, the Securities and the business and financial condition of ADAC.

     (d) I am acquiring these Securities for my own account (or a trust account if the undersigned is a trustee) for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). I am able to fend for myself in connection with the purchase of the above Securities and I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and to protect my own interests in connection therewith. I have the financial ability and resources to bear the economic risks of this investment.

     (e) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends, upon other things, the bona fide nature of my investment intent as expressed herein and my intent to hold indefinitely the Securities unless subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available.

     (f) I understand that ADAC is obligated to use its best efforts to cause these Securities to be registered pursuant to the terms of the Agreement. I acknowledge that because the registration process involves review and approval by the Securities and Exchange Commission, no assurances can be given that such efforts will succeed in registering these Securities in a timely manner or ever. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for ADAC.

     (g) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about ADAC; the resale occurring not less than two years after the party has purchased and paid for the securities to be sold (absent registration); the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (h) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required before I may resell the Securities; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from Registration is available for such offers or sales and that such persons and their respective brokers who participate in such transaction do so at their own risk.

                                             J.D. TECHNICAL SHAREHOLDER:



                                             ___________________________________



                                       3